Exhibit 10.11

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”) made this March 15, 2024, is by and among CRAIG M. GOULD, a resident of New Jersey (“CMG”), MHC Securities, LLC, a Delaware limited liability company (“MHC”; and together with CMG, individually and collectively, “Pledgor”), and OAK STREET FUNDING LLC, a Delaware limited liability company (“Oak Street”).

WITNESSETH:

WHEREAS, Oak Street has provided certain financial accommodations to PKS HOLDINGS, LLC, a New York limited liability company (“PKS”), WENTWORTH MANAGEMENT SERVICES LLC, a Delaware limited liability company (“WMS”) , PKS ADVISORY SERVICES, LLC, a New York limited liability company (“PKSA”), WENTWORTH RISK MANAGEMENT LLC, a Delaware limited liability company (“WRM”), WENTWORTH FINANCIAL PARTNERS LLC, a Delaware limited liability company (“WFP”), PKS FINANCIAL SERVICES, INC., a New York corporation (“PKSF”; and together with PKS, WMS, PKSA, WRM and WFP, collectively, the “Borrower”), as evidenced by that certain Master Credit Agreement between the Borrower and Oak Street dated as of April 2, 2020, by and among Borrower and Oak Street (as amended by the First Amendment to Master Credit Agreement dated as of June 19, 2020, the Second Amendment to Master Credit Agreement dated as of March 19, 2021, the Third Amendment to Master Credit Agreement dated as of May 28, 2021, the Fourth Amendment to Master Credit Agreement dated as of October 17, 2022, and the Fifth Amendment to Master Credit Agreement and Amendment to Other Credit Documents dated as of March 15, 2024 (the “Fifth Amendment”), and as may be further amended, restated, amended and restated, extended, increased, supplemented or otherwise modified from time to time, the “Credit Agreement”) and the other Credit Documents (all capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement);

WHEREAS, (i) CMG owns 309,235 common shares of the issued and outstanding capital stock of Binah Capital Group, Inc., a Delaware corporation (“Holdings”) and has been issued warrants that are exercisable for 65,803 common shares of the capital stock of Holdings, and (ii) MHC owns 9,011,653 common shares of the issued and outstanding capital stock of Holdings and has been issued warrants that are exercisable for 2,313,337 common shares of the capital stock of Holdings, which common shares (not including the common shares issuable with respect to the warrants that are unexercised) collectively comprise 51.89% % of the total issued and outstanding capital stock of Holdings (collectively, the “Owned Interests”);

WHEREAS, Pledgor desires to provide the pledge contemplated by this Agreement as further consideration and inducement to Oak Street to enter into the Fifth Amendment and continue to provide such financial accommodations; and

WHEREAS, it is a condition precedent to Oak Street’s entering the Fifth Amendment that the Pledgor shall execute and deliver this Agreement immediately following the consummation of the Restructure and to perform hereunder.

NOW, THEREFORE, in consideration of the foregoing, Pledgor hereby agrees with Oak Street as follows:

1.           Definitions. The term “Pledged Interests” as used herein shall mean and include all of the Owned Interests and any other issued and outstanding capital stock of Holdings owned by Pledgor from time to time and all voting trust certificates or other documents of any kind (whether physical or digital) evidencing any and all ownership or other interests of Pledgor in the foregoing, as listed on Schedule I annexed hereto (and any supplemental schedules attached hereto or delivered to Oak Street from time to time), including all securities convertible into and any other shares, warrants, options, stock rights, subscription rights, certificates or securities with respect to Holdings, and any and all distributions, dividends, profits or other proceeds thereof or in connection therewith, now or hereafter owned, acquired, received, receivable or otherwise distributed in respect of or in exchange therefor by the Pledgor.

2.	Pledge; Rights and Remedies.

(a)           As collateral security for the due payment and performance of the Obligations (all hereinafter called the “Pledgor’s Obligations”), the Pledgor hereby pledges, assigns, hypothecates, delivers, and sets over to Oak Street all of its right, title and interest in and to the Pledged Interests, and hereby grants to Oak Street a security interest in all of its right, title and interest in and to (together with the Additional Collateral, the “Pledged Collateral”): (i) the Pledged Interests (whether now owned or existing or hereafter arising or acquired, whether the same constitutes “general intangibles”, “investment property”, a “security” or other personal property under the Uniform Commercial Code, and whether such interest is certificated or uncertificated), (ii) all right, title and interest of Pledgor under the bylaws, stockholders agreement or like governing document for Holdings, (iii) all replacements of, additions to and substitutions for any of the foregoing, including all claims against third parties, (iv) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Pledged Interests or are otherwise necessary in the collection thereof or realization thereupon, and (v) the proceeds, thereof.

(b)           If the Pledgor shall become entitled to receive or shall receive any stock, equity, warrants, or voting trust certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase, or reduction of capital), option or rights (all of the foregoing being, collectively, “Additional Collateral”), whether as an addition to, in substitution of, or in exchange for any Pledged Interests, or otherwise, the Pledgor shall accept any such instruments as Oak Street’s agent, shall hold them in trust for Oak Street, and shall deliver them forthwith to Oak Street in the exact form received, with the Pledgor’s endorsement when necessary, and/or appropriate stock powers duly executed in blank, to be held by Oak Street, subject to the terms hereof and the Credit Documents, as further collateral security for the Pledgor’s Obligations. All certificates or instruments representing or evidencing the Pledged Interests shall be delivered to and held by or on behalf of Oak Street pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the Pledgor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Oak Street.

(c)           Upon the occurrence and continuation of an Event of Default, any or all of the Pledged Interests held by Oak Street hereunder may, at the option of Oak Street, be registered in the name of Oak Street or its nominee as Oak Street and Oak Street or its nominee may thereafter, without notice, and after the occurrence and continuation of any Event of Default under the Credit Documents, exercise all available voting and shareholder rights at any meeting of Holdings or otherwise and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges, or options pertaining to any of the Pledged Interests, including the exercise of warrants, as if it were the absolute owner thereof, including, without limitation, the right to receive distributions payable thereon and the right to exchange, at its discretion, any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization, or other readjustment of Holdings of any right, privilege, or option pertaining to any of the Pledged Interests, and in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Oak Street shall have no duty to exercise any of the aforesaid rights, privileges, or options and shall not be responsible for any failure or omission to do so or delay in so doing.

(d)           Upon the occurrence of an Event of Default which shall be continuing, Oak Street shall have the right to require that all distributions payable with respect to any part of the Pledged Interests be paid to Oak Street to be held by Oak Street as additional security hereunder until applied to the Pledgor’s Obligations.

(e)           Upon the occurrence of an Event of Default which shall be continuing, Oak Street may, with prior notice to the Pledgor, forthwith collect, receive, appropriate, and realize upon the Pledged Interests, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Pledged Interests, or any part thereof, in one or more parcels at public or private sale or sales, in whatever order Oak Street may select, at any exchange, broker’s board or at any of Oak Street’s offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Interests shall be required to purchase the securities constituting the Pledged Interests for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Oak Street or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Interests so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

(f)           The proceeds of any collection, recovery, receipt, appropriation, realization, sale or other disposition, shall be applied as follows:

First, to the reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping, or otherwise of any and all of the Pledged Interests or in any way relating to the rights of Oak Street hereunder, including reasonable attorneys’ fees and legal expenses;

Second, to the satisfaction of the Pledgor’s Obligations in such order as Oak Street may determine in its sole discretion;

Third, to the payment of any other amounts required by applicable law; and

Fourth, to the Pledgor, to the extent of the surplus proceeds, if any.

(g)           Oak Street need not give more than ten (10) days’ notice of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.

(h)           In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, sale or other disposition are insufficient to pay all amounts to which Oak Street is legally entitled, the Pledgor will be liable for any deficiency together with interest thereon at the rate prescribed in the Credit Documents and the reasonable fees and disbursements of any attorneys employed by Oak Street to collect such deficiency.

(i)           Immediately upon the effectiveness of the Fifth Amendment and the consummation of the Restructure, all of the Pledged Interests are subject to Securities Control Agreements. Pledgor may sell, transfer or otherwise dispose (a “Disposition”) of a portion of the Pledged Interests so long as each of the following conditions has been met, in Oak Street’s sole discretion:

(i)	No Event of Default then exists or would exist after giving effect to any proposed Disposition;

(ii)	Pledgor gives Oak Street written notice of such proposed Disposition not less than 5 Business Days prior to the date of the Disposition; and

(iii)	Immediately after giving effect to the Disposition, the value of the remaining Pledged Interests of the Pledgors, collectively, (based on the then current stock price published on the New York Stock Exchange or NASDAQ) is not less than the product of (A) the then outstanding principal balance of the Loans multiplied by (B) 1.2.

3.	Rights of Pledgor. Unless and until an Event of Default occurs and shall be continuing, the Pledgor shall be entitled:

(a)           to vote all or any part of the Pledged Interests at any and all shareholder meetings of Holdings and to execute consents in respect thereof, and to consent to, ratify, or waive notice of any or all shareholder meetings of Holdings with the same force and effect as if this Agreement had not been made for any purpose not inconsistent with the terms of this Agreement and, if necessary and upon the receipt of the written request from Holdings and/or the Pledgor, Oak Street shall from time to time execute and deliver appropriate proxies for that purpose, and

(b)           to receive and collect or to have paid over all dividends declared or paid on the Pledged Interests, except (i) any distributions relating to any redemption or share repurchase or (ii) liquidating distributions (either partial or complete), provided that any and all such excepted dividends and distributions shall constitute additional collateral for the purposes of this Agreement and shall be received in trust for the benefit of Oak Street, be segregated from the other property and funds of the Pledgor and shall be delivered and pledged with Oak Street in accordance with Section 2(b) hereof.

4.	Representations. The Pledgor represents and warrants that:

(a)           Pledgor has all requisite power and authority to enter into this Agreement and carry out the transactions contemplated hereby.

(b)           The execution, delivery and performance of this Agreement have been duly authorized by all requisite action by the Pledgor.

(c)           This Agreement is the legally valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally.

(d)          There are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Interests except as set forth on Schedule I attached hereto.

(e)          Pledgor is, as of the date hereof, the legal, record and beneficial owner of all of the Pledged Interests, which constitute 51.89% of all of the issued and outstanding capital stock of Holdings.

(f)           All of the Pledged Interests have been duly and validly issued, are fully paid and non- assessable, and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance, or any security interest in such Pledged Interests or the proceeds thereof except for the security interest granted to Oak Street hereunder.

(g)           Upon delivery of the Pledged Interests to Oak Street or an agent for Oak Street, this Agreement creates and grants a valid first lien on and perfected security interest in the Pledged Interests and the proceeds thereof, subject to no prior security interest, lien, charge, or encumbrance and subject to no other security interest, lien, charge, or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Interests.

(h)          No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required to be obtained or made by Pledgor either (i) for the pledge by the Pledgor of the Pledged Interests pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by Oak Street of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Interests pursuant to this Agreement, subject to applicable state and securities laws.

(i)           There are no restrictions on the transfer of the Pledged Interests except such, if any, as appear on the face or back of the certificates or other evidence of the Pledged Interests or are imposed by operation of law, and there are no options, warrants or rights pertaining thereto. The Pledgor has the right to transfer the Pledged Interests free of any encumbrances and without the consent of the creditors of the Pledgor, any persons, or any governmental agency whatsoever.

(j)           Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of the terms and conditions of this Agreement by the Pledgor is prevented by, limited by, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) the certificate of incorporation or bylaws of Holdings or (ii) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, trust agreement, or other agreement or instrument to which the Pledgor is a party or by which it is bound or (iii) any provision of law, any order of any court or administrative agency or any rule or regulation applicable to the Pledgor, subject to applicable state and federal securities laws.

(k)           Any assignee (including, without limitation, Oak Street upon the occurrence and continuation of an Event of Default) of all or any portion of the Pledged Interests is entitled to receive payments with respect thereto without any defense, counterclaim, set-off, abatement, reduction, recoupment or other claim arising out of the actions of the Pledgor.

(l)           There are no actions, suits or proceedings (whether or not purportedly on behalf of the Pledgor) pending or, to the best knowledge of the Pledgor, threatened affecting the Pledgor that involve the Pledged Interests.

(m)          All consents or approvals, if any, required as a condition precedent to or in connection with the due and valid execution, delivery and performance by the Pledgor of this Agreement have been obtained, subject to applicable state and federal securities laws.

(n)           As of the date hereof, the Pledged Interests are not certificated and the Pledged Interests are being held with a transfer agent, Continental Stock Transfer & Trust Company (“CST”), as book entry numbers [____].

5.	Covenants.

(a)           The Pledgor hereby covenants that so long as the Pledgor’s Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not without the prior written consent of Oak Street, or as otherwise permitted under Section 2(i) of this Agreement, sell, convey, or otherwise dispose of any of the Pledged Interests or any interest therein, nor will the Pledgor create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance, or any security interest whatsoever with respect to any of the Pledged Interests or the proceeds thereof other than that created or permitted by the Credit Documents or hereby.

(b)          The Pledgor hereby covenants (i) to pledge hereunder, promptly upon the Pledgor’s acquisition directly or indirectly thereof, any and all additional capital stock and other equity interests of Holdings and (ii) to give Oak Street at least 30 days’ prior written notice of any change in (x) the Pledgor’s name and (y) the Pledgor’s principal residence with respect to both personal and business assets.

(c)           The Pledgor warrants and will defend Oak Street’s right, title, special property and security interest in and to the Pledged Interests against the claims of any person, firm, corporation, or other entity.

(d)           Pledgor will not cause or consent to the certification of the Pledged Interests of Holdings. If the Ownership Interests of Holdings shall become certificated, Pledgor shall immediately notify Oak Street of the same and shall deliver any certificates or other physical evidence of ownership of the Pledged Interests to Oak Street accompanied by stock powers executed in blank.

(e)           Except as expressly permitted in this Agreement, Pledgor will not transfer the Pledged Interests from CST.

(f)           Pledgor agrees to provide, and shall direct CST to provide, certain balance information to Oak Street with respect to the Pledged Interest.

6.	Sale of Pledged Interests.

(a)           If, upon the occurrence and continuation of an Event of Default, Oak Street shall determine to exercise its right to sell any part of the Pledged Interests, and if in the opinion of counsel for Oak Street it is necessary to have the Pledged Interests, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), the Pledgor will use its best efforts to cause Holdings to execute and deliver, and cause the directors and shareholders of each Holdings to execute and deliver, all at the Pledgor’s reasonable expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Interests, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Interests, or that portion thereof so to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of Oak Street or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; to cause Holdings to comply with the provisions of the securities laws and regulations of any jurisdiction which Oak Street shall designate; and to cause Holdings to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of twelve months, but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

(b)          The Pledgor acknowledges that a breach of any of the covenants contained in subparagraph 6(a) above will cause irreparable injury to Oak Street, that Oak Street shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of the Pledgor contained in the said subparagraph 6(a) shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no default under the other Credit Documents has occurred.

(c)           Notwithstanding the foregoing, the Pledgor recognizes that Oak Street may be unable to effect a public sale of all or a part of the Pledged Interests, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire all or part of the Pledged Interests for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Oak Street has no obligation to delay sale of all or part of the Pledged Interests for the period of time necessary to permit the Borrower to register the Pledged Interests for public sale under the Securities Act.

7.           Cooperation. The Pledgor shall deliver to Oak Street on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Interests in the form of Exhibit A annexed hereto. The Pledgor shall at any time and from time to time, upon the request of Oak Street, execute and deliver such further documents and do such further acts and things as Oak Street may reasonably request in order to effect the purposes of this Agreement.

8.	General.

(a)           Beyond the exercise of reasonable care to assure the safe custody of the Pledged Interests while held hereunder, Oak Street shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Interests upon surrendering it to the Pledgor.

(b)           No course of dealing between the Pledgor and Oak Street, nor any failure to exercise, nor any delay in exercising, on the part of Oak Street, any right, power, or privilege, whether now existing or hereafter arising hereunder or under the Credit Documents, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

(c)           The rights and remedies herein provided, and provided in the Credit Documents and in all other agreements, instruments, and documents delivered or to be delivered pursuant to the foregoing, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

(d)           All notices and communications provided for hereunder shall be in writing delivered by hand or overnight courier service or sent by first-class registered or certified United States mail, postage prepaid, to the following addresses:

If to Oak Street:	Oak Street Funding LLC
8888 Keystone Crossing, Suite 1700
Indianapolis, IN 46240
Attn: Servicing

If to Pledgor:	Craig M. Gould
20 2nd St, #1508
Jersey City, NJ 07302

MHC Securities, LLC
515 Plainfield Ave, Suite 200
Edison, NJ 08817

All such notices and communications shall be effective if mailed, when received or three days after mailing, whichever is earlier, or if hand delivered or delivered by overnight courier, when delivered. Pledgor or Oak Street may change their address for notice purposes by notice to the other parties as specified herein, provided that any such notice shall be effective only upon actual receipt by the other party.

(e)          The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Pledge Agreement in any jurisdiction.

(f)           This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto. Notwithstanding the foregoing, the Pledgor shall not have the right to assign or delegate any of its rights or obligations hereunder without the prior written consent of Oak Street, and any purported assignment or delegation in the absence of such consent shall be void.

(g)          This Agreement has been executed and delivered in the State of Indiana. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

(h)          This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

(i)           The section headings used herein are for convenience only and shall not be read or construed as limiting the substance or generality of this Agreement.

(j)           Waiver of Bond/Hearing. PLEDGOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

(k)          SUBMISSION TO JURISDICTION.     PLEDGOR IRREVOCABLY (A) ACKNOWLEDGES THAT THIS ASSIGNMENT WILL BE ACCEPTED BY OAK STREET AND PERFORMED BY PLEDGOR IN THE STATE OF INDIANA; (B) EXPRESSLY SUBMITS IN ADVANCE TO THE JURISDICTION OF THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA OR FEDERAL COURTS SITTING IN THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF INDIANA (COLLECTIVELY, THE “COURTS”) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, INCLUDING, BUT NOT LIMITED TO ALL EVENTS PRECEDING EXECUTION THEREOF, AS WELL AS ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS (INDIVIDUALLY, AN “AGREEMENT ACTION”) OR IN ANY OTHER FORUM SELECTED BY OAK STREET; (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION OR DEFENSE THAT PLEDGOR MAY NOW OR HEREAFTER HAVE BASED ON IMPROPER VENUE, LACK OF PERSONAL JURISDICTION, INCONVENIENCE OF FORUM OR ANY SIMILAR MATTER IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS; (D) AGREES THAT FINAL JUDGMENT IN ANY AGREEMENT ACTION BROUGHT IN ANY OF THE COURTS SHALL BE CONCLUSIVE AND BINDING UPON PLEDGOR AND MAY BE ENFORCED IN ANY OTHER COURT TO THE JURISDICTION OF WHICH PLEDGOR IS SUBJECT BY A SUIT UPON SUCH JUDGMENT; (E) CONSENTS TO THE SERVICE OF PROCESS ON PLEDGOR IN ANY AGREEMENT ACTION BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO PLEDGOR AT PLEDGOR’S ADDRESS DESIGNATED IN OR PURSUANT TO SECTION 8; (F) AGREES THAT SERVICE IN ACCORDANCE WITH SECTION 8 SHALL IN EVERY RESPECT BE EFFECTIVE AND BINDING ON PLEDGOR TO THE SAME EXTENT AS THOUGH SERVED ON PLEDGOR IN PERSON BY A PERSON DULY AUTHORIZED TO SERVE SUCH PROCESS; AND (G) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE “FAIR WARNING” TO PLEDGOR THAT BY EXECUTION OF THIS ASSIGNMENT PLEDGOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY PLEDGOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS ASSIGNMENT OR CREDIT DOCUMENTS, INCLUDING ANY COUNTERCLAIMS OR LENDER LIABILITY ACTIONS, SHALL BE LITIGATED IN THE SUPERIOR OR CIRCUIT COURTS OF HAMILTON COUNTY, INDIANA, OR AT OAK STREET’S DISCRETION IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA. THE EXCLUSIVE CHOICE OF FORUM FOR PLEDGOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY OAK STREET, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY OAK STREET, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND PLEDGOR HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

(l)           JURY WAIVER. OAK STREET AND PLEDGOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF OR IN ANY WAY RELATING TO THIS ASSIGNMENT, ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ALLEGATIONS OF FRAUD, OR ACTIONS OF EITHER OF THEM, INCLUDING, BUT NOT LIMITED TO ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OAK STREET OR PLEDGOR AGAINST THE OTHER, WHETHER LEGAL, EQUITABLE OR CONTRACTUAL IN NATURE. NEITHER OAK STREET NOR PLEDGOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY OAK STREET, PLEDGOR, OR HOLDINGS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

(m)         This Agreement shall terminate (and the Pledgor shall have no further liability or obligation hereunder) and be of no further force and effect once the Obligations (other than contingent indemnification obligations for which no claims have been asserted) under the Credit Agreement have been paid in full and the Credit Agreement has been terminated.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Pledge Agreement to be effective at all times after the consummation of the Restructure.

Pledgor:

/s/ Craig M. Gould
Craig M. Gould

MHC Securities, LLC

By:	/s/ Alexander C. Markowtis
Alexander C. Markowits

Oak Street:

Oak Street Funding LLC

By:	/s/ Rick Dennen
Rick Dennen, President

Stock Pledge Agreement – Signature Page

Schedule I to Pledge Agreement dated as of March 15, 2024 from Binah Capital Group, Inc. to Oak Street Funding LLC

LIST OF PLEDGED INTERESTS

Owner	Certificate Number	Number of Shares	Warrants
MHC		9,022,903	2,313,337

Owner	Certificate Number	Number of Shares	Warrants
Craig M. Gould		309,235	65,803

EXHIBIT A

Irrevocable Proxy

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint OAK STREET FUNDING LLC, a Delaware limited liability company ("Oak Street"), to act as its proxy in respect of all of its warrants and capital stock in Binah Capital Group, Inc., a Delaware corporation (“Holdings”), which the undersigned now or hereafter may own or hold, including, without limitation, the right, on behalf of the undersigned, to exercise the warrants, demand the call by any proper shareholder, officer or director of Holdings pursuant to the provisions of its Certificate of Incorporation or By- laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for (i) the sale of all or any part of the assets of Holdings and/or (ii) the liquidation and dissolution of Holdings; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as the undersigned might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that the undersigned's said attorneys shall do or cause to be done by virtue hereof.

This proxy is given to Oak Street and to its officers and employees in consideration of certain financial accommodations provided by Oak Street to the Borrower, and in order to carry out the covenant of the undersigned contained in a certain stock pledge agreement (the "Stock Pledge Agreement") entered into on March 15, 2024 with Oak Street. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement referred to in such Stock Pledge Agreement.

This proxy is coupled with an interest, shall not be revocable or revoked by the undersigned, shall be binding upon successors and assigns of the undersigned until the payment in full of all of the Obligations to Oak Street of the Pledgor, and may be exercised only as provided in the Stock Pledge Agreement upon the occurrence of an Event of Default which shall be continuing.

IN WITNESS WHEREOF, the undersigned has executed this proxy this March ____, 2024.

Pledgor:

Craig M. Gould

MHC Securities, LLC

By:
Alexander C. Markowits

Irrevocable Stock Power

FOR Value RECEIVED, the undersigned hereby sells, assigns and transfers to_____________________ the following shares of stock of BINAH CAPITAL GROUP, INC., a Delaware corporation:

__________ shares of common stock

and irrevocably appoints _________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

Craig M. Gould

In the presence of:

Witness Name: ______________________________________

Irrevocable Stock Power

FOR Value RECEIVED, the undersigned hereby sells, assigns and transfers to_____________________ the following shares of stock of BINAH CAPITAL GROUP, INC., a Delaware corporation:

__________ shares of common stock

and irrevocably appoints _________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

MHC Securities, LLC

By:
Alexander C. Markowits

In the presence of:

Witness Name: ________________________________